Exhibit 10.03
EXECUTION COPY

NOTICE:	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS DOCUMENT AS INDICATED HEREIN
LICENSE AGREEMENT
(United States Version)
     This License Agreement ("Agreement”) is made and entered into as of the 28th day of January, 1993, by and between Martek Biosciences Corporation, a Delaware corporation ("Licensor”), and American Home Products Corporation, a Delaware corporation, represented by its Wyeth-Ayerst division ("Licensee”).
WITNESSETH:
     WHEREAS, Licensor has developed certain technology relating to the production by microbial fermentation of Omega-3 and Omega-6 long-chain polyunsaturated fatty acid-containing triglycerides for possible incorporation into infant formula; and
     WHEREAS, Licensee and its affiliates are in the business of developing, manufacturing and marketing infant nutritional products; and
     WHEREAS, Licensee desires to obtain a non-exclusive license from Licensor for the Technology and Licensor is willing to grant such license subject to the conditions and pursuant to the terms set forth in this Agreement.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereto, each party hereby agrees with the other as follows:
ARTICLE I
DEFINITIONS
     Section 1.1. “Affiliate” shall mean any person, corporation, firm, partnership or other entity which directly or indirectly owns Licensee, is owned by Licensee or is owned by a party which owns Licensee to the extent of at least 50% of the equity having the power to vote on or direct the affairs of the entity. Except as the term "Affiliate” is used in Sections 6.4 and 8.4 of this Agreement, the term “Affiliate” shall exclude (i) Genetics Institute, (ii) Sherwood Medical Company, a Division of Licensee and (iii) Fort Dodge Laboratories (collectively, the “Other Entities”).
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     Section 1.2. “Infant Formula Product” shall mean a breast milk substitute formulated industrially in accordance with applicable Codex Alimentarius and United States Food and Drug Administration standards to satisfy the total normal nutritional, requirements of infants from birth up to between four and six months’ of age and adapted to their physiological characteristics and fed in addition to other foods to infants up to approximately one year of age.
     Section 1.3. “Licensed Patents” shall mean the patent applications attached hereto as Exhibit III and all patents and patent applications in the Territory which cover the Technology, including all patents and patent applications covering inventions, improvements or modifications conceived or developed by Licensor during the term of this Agreement and included in the Technology.
     Section 1.4. “Martek Product” shall mean triglycerides containing Omega-3 and/or Omega-6 long-chain polyunsaturated fatty acids produced by microbial fermentation according to the Technology and Licensed Patents.
     Section 1.5. “AHPC Formulaid Product” shall mean a product (i) which is an Infant Formula Product, (ii) which is in a form for utilization by consumers, (iii) which is developed by Licensee or its Affiliates, (iv) which bears Licensee’s label or the label of an Affiliate, and (v) into which the Martek Product is incorporated.
     Section 1.6. “Technology” shall mean the organisms, microorganisms, specifications, biological materials, designs, formulae, processes, standards, data, trade secrets, knowhow and technology relating to the development and production of the Martek Product which are proprietary to Licensor and any modifications, improvements and enhancements to any of the foregoing made by Licensor, which, in Licensor’s and Licensee’s mutual opinion expressed in writing, is or are necessary in the production and development of the Martek Product.
     Section 1.7. “Territory” shall mean the [ * ]
     Section 1.8. “Third Party” shall mean any party other than Licensor, Licensee and Affiliates.
     Section 1.9 “Trademark” shall mean the trademark “FORMULAID”, which is the subject of U.S. Trademark Application Serial No. 74-141195, a copy of which is attached hereto as Exhibit I.
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ARTICLE II
GRANT OF LICENSE AND OTHER RIGHTS
     Section 2.1. License. Licensor hereby grants to Licensee for the term of this Agreement and subject to the conditions of this Agreement, a non-exclusive, non-transferable right and license, in the Territory, directly or through sublicense to an Affiliate, (i) to use the Technology for the production of the AHPC Formulaid Product, (ii) to use and make the Martek Product for purposes of producing the AHPC Formulaid Product and (iii) to use, market and distribute by sale the AHPC Formulaid Product itself or through its Affiliates.
     Section 2.2. Licenses to Third Parties.
          (i) Licenses to Third Parties Generally. Licensor shall be entitled to grant any license to any Third Party relating to the Technology, the Martek Product or the Licensed Patents upon any terms whatsoever; provided, however, that Licensor shall not grant any license to any Third Party for the incorporation of the Martek Product into, or for the use of the Technology for the production of, an Infant Formula Product with payment terms, including payment terms under subsections 4(i) and (ii) of this Agreement, which are more favorable to such Third Party than the payment terms provided in this Agreement with respect to the Licensee, without the prior written consent of Licensee or unless such more favorable payment terms prospectively are extended to Licensee. Notwithstanding the preceding sentence, Licensor shall be entitled to charge lesser non-Royalty lump sum payments to a Third Party licensee (similar to those provided in subsections 4.1(i) and (ii) of this Agreement) without the prior consent of Licensee and without being obligated prospectively to extend such a payment term to Licensee, if the license to such a Third Party is territory restricted and if the amount of the reduction in the lump sum charged reasonably is related to the reduced marketing opportunities available to such Third Party licensee due to the territorial restrictions applicable to use of the Technology and the Martek Product.
          (ii) Licenses to Third Party Suppliers. Licensor shall be obligated to license the Technology, the Licensed Patents and the Martek Product to Third Parties as follows:
               (A) Licensor shall use reasonable efforts further to license the Technology or the Licensed Patents or otherwise to produce the Martek Product, itself or through a Third Party whether
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or not pursuant to another licensing arrangement, for the purpose of creating a sufficient supply of the Martek Product at a commercially reasonable price to satisfy Licensee’s and its Affiliates’ requirements with respect to their marketing and sale of the AHPC Formulaid Product; provided, however, that such requirements and any increases or decreases thereof shall be communicated in writing by Licensee to Licensor not less than 12 months prior to Licensor’s obligation to satisfy such requirements or increases or decreases thereof.
               (B) If Licensor licenses the Martek Product, the Licensed Patents and the Technology to a Third Party for the purposes of manufacturing and creating a supply of the Martek Product pursuant to subsection (ii)(A) of this Section 2.2, Licensor shall permit Licensee to negotiate the terms of the purchase and supply arrangements between the Licensee and such Third Party directly with such Third Party; provided, however, that such direct negotiations or arrangements shall not affect Licensor’s rights to royalties or other fees from Licensee or such Third Party.
               (C) If the Third Parties to whom the Martek Product and the Technology are licensed and Martek in the aggregate are unable to satisfy Licensee’s and its Affiliates’ requirements for the Martek Product (as established and communicated pursuant to subsection (ii)(A) of this Section 2.2), Licensor shall appoint one or more additional licensed suppliers who are reasonably acceptable to Licensee and who can satisfy the excess demands of Licensee and its Affiliates at a commercially reasonable price.
               (D) Licensor and Licensee acknowledge and agree that, at the time of the execution of this Agreement, the production cost of the Martek Product in gross quantities, the fair market value thereof and the commercial volumes thereof necessary to meet Licensee’s demands are not ascertainable, and Licensor and Licensee covenant and agree that, prior to the first sale of a AHPC Formulaid Product, Licensor and Licensee shall negotiate in good faith and strive to agree upon reasonable terms relating to the consideration to be payable by Licensee or its Affiliates to Licensor or Third Parties for amounts of the Martek Product produced by or on behalf of Licensor and delivered to Licensee or its Affiliates.
          (iii) Transfer of Martek Product. Nothing in this Section 2.2 or in this Agreement shall be construed to permit Licensee or its Affiliates to sub-license the Martek Product or the Technology or otherwise unilaterally to transfer to any Third Party the Martek Product or the Technology except as the same are incorporated into the AHPC Formulaid Product.
          (iv) Licensee’s Patents. Nothing in this Section 2.2 shall be construed so as to permit Licensors to grant rights to any Third Party under U.S. Patent No. 4,670,285 and Canadian Patent No. 1,244,708.
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     Section 2.3. Sublicensing. The grants to Licensee under this Article II shall not include the right to grant sublicenses, except sublicenses to Affiliates.
     Section 2.4. Trademarks. In addition to the license granted hereunder relating to the Martek Product and the Technology, Licensor hereby grants to Licensee the non-exclusive, non-transferable right and license to use the Trademark solely on, and in connection with the manufacture and sale of, the AHPC Formulaid Product, subject to the following terms and conditions:
          (i) Licensee shall not use the Trademark as or part of its corporate or business name or the name of any business entity which is controlled by it, whether an Affiliate or otherwise.
          (ii) Licensee and its Affiliates shall have no right to sublicense to Third Parties any of the rights in the Trademark conveyed hereunder.
          (iii) Licensee and its Affiliates shall not affix or use the Trademark on any product other than the AHPC Formulaid Product.
          (iv) Licensee recognizes and acknowledges Licensor’s ownership of the Trademark and Licensor’s intent to protect the Trademark in the Territory. Licensee covenants and agrees that it and its Affiliates shall not challenge, or cause a Third Party to challenge, Licensor’s right, title or interest in and to the Trademark. All use by Licensee or its Affiliates of the Trademark in the Territory shall inure to the benefit of Licensor, and Licensee and its Affiliates shall make no use or apply for any registration thereof except as permitted by this Agreement. Nothing in this Agreement shall be construed so as to require Licensor to take any actions or measures to protect or secure any rights in or obtain or apply for registration of the Trademark.
          (v) Licensee covenants that, upon notification from Licensor that Licensor has obtained a U.S. Federal Registration on the Trademark, Licensee will use the trademark registration symbol® each time it or its Affiliates uses the Trademark on the AHPC Formulaid Product or on the labels, labeling or packaging thereof and on all material originating with Licensee or its Affiliates and used to promote the sale of AHPC Formulaid Products, and the following legend prominently shall appear at least once in each such AHPC Formulaid Product or material: “Formulaid ® is a registered trademark of Martek Biosciences Corporation.” Until such time as
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Licensor obtains a U.S. Federal Registration on the Trademark, Licensee shall substitute the symbol “ ™ ” in place of the symbol ® as specified herein.
          (vi) Licensee covenants that AHPC Formulaid Products manufactured for and by it and sold by it shall be of a high standard and quality so as to reflect favorably upon the business of both Licensor and Licensee and the goodwill associated therewith. To effectuate the foregoing:
               (A) Prior to the time that Licensee or its Affiliates shall sell or offer for sale, in the regular course of business, any AHPC Formulaid Product bearing the Trademark, Licensee shall submit to Licensor, for its approval, samples of the AHPC Formulaid Product as well as samples of all materials used to sell or to promote the sale of AHPC Formulaid Products, including, but not limited to, labels, labeling, packaging materials, advertising and other promotional materials. Thereafter, Licensee and its Affiliates shall not make any material change to the way in which the Trademark is used or depicted in connection with the AHPC Formulaid Product without first submitting such proposed change to Licensor and obtaining its approval.
               (B) Licensor and Licensee hereby acknowledge that Licensee has given Licensor the opportunity to inspect the manufacturing operations of Licensee and its Affiliates where AHPC Formulaid Products depicting the Trademark, if any, will be made and to evaluate the quality control standards and practices of Licensee and its Affiliates relating to such operations. Licensor hereby acknowledges that Licensee’s and its Affiliates’ quality control standards and practices are acceptable and sufficiently protective of Licensor’s interests in the Trademark. Licensee hereby covenants and agrees to notify Licensor prior to any material changes in Licensee’s or its Affiliates’ quality control standards or practices as such standards and practices relate to the manufacturing operations of AHPC Formulaid Products depicting the Trademark. Licensee shall submit to Licensor, without charge, at Licensor’s request at reasonable intervals throughout the term of this Agreement, a reasonable number of samples of AHPC Formulaid Products and other materials that depict the Trademark.
               (C) No approval required of Licensor under this subsection (vi) shall be unreasonably withheld or delayed.
               (D) Licensee shall advise Licensor of any infringement of the Trademark of which it or its Affiliates becomes aware, but Licensee and its Affiliates shall not bring any action with respect to any such infringement without Licensor’s prior written consent. Licensee and its Affiliates shall cooperate with Licensor, at Licensor’s request, with respect to any of Licensor’s efforts to protect its interests in the Trademark. Nothing in this Agreement shall be construed so as to require Licensor to take any actions or measures with respect to any alleged, suspected or known infringement of the Trademark.
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               (E) Licensee shall notify Licensor in writing prior to any material alterations to the formula of the AHPC Formulaid Product.
          (vii) Nothing in this Section 2.4 or in this Agreement shall be construed to require Licensee or its Affiliates to use the Trademark on the AHPC Formulaid Product or on the labels, labeling or packaging thereof or on materials used to promote the sale of the AHPC Formulaid Product.
          (viii) The term of the Trademark license of this Section 2.4 shall be coterminous with that of the license granted in Section 2.1, which term is defined in Article III of this Agreement. Notwithstanding the preceding, upon the expiration of the twenty-five (25) year period described in Section 3.1 of this Agreement, this Agreement shall continue as to Licensee’s and its Affiliates’ rights and obligations relating to the Trademark; provided, however, that the Royalty due hereunder after the expiration of the period described in paragraph (v)(B) of Section 4.1 of this Agreement relating to sales of AHPC Formulaid Products depicting the Trademark or sales of AHPC Formulaid Products to which advertising or other promotional materials depicting the Trademark relate shall be in an amount equal to [ * ] of the greater of (A) the Cost of Goods Sold applicable to each such AHPC Formulaid Product or (B) the Sales Price of each such AHPC Formulaid Product sold to Third Parties.
     Section 2.5. Services. Licensor shall make its officers and other employees available at reasonable times to provide technical and other consultation services relating to the use of the Technology, the production of the Martek Product and/or the incorporation of the Martek Product into the AHPC Formulaid Product to the extent of [ * ] hours in the aggregate by all such officers and employees over the term of this Agreement; provided, however, that any services which are mutually agreed in advance of the performance thereof to be mutually beneficial to the businesses of Licensor and Licensee shall not be considered in determining the number of hours of technical or other consultation services performed by Licensor’s officers and other employees under this Section 2.5. If greater than [ * ] hours of such technical or other consultation services in the aggregate are required and requested by Licensee or its Affiliates, Licensor and Licensee hereby agree that, prior to the provision of additional technical or other consultation services, they shall enter into good faith negotiations relating to compensation and other terms for such additional technical or other consultation services, which compensation and other terms shall be commensurate with industry standards.
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ARTICLE III.
TERM AND CANCELLATION
     Section 3.1. Term. This Agreement shall commence on the date of this Agreement and, unless earlier terminated pursuant to another Section of this Article III, shall terminate; as to each country in which the AHPC Formulaid Product is sold for consumer use, on the date which is twenty five (25) years after the first commercial introduction of the AHPC Formulaid Product in the Territory. Upon expiration under this Section, Licensee shall have a fully paid, royalty free license to continue in perpetuity to utilize the Martek Product and the Technology as provided for in Section 2.1.
     Section 3.2. Material Breach; Opportunity to Cure. Either party to this Agreement may immediately terminate this Agreement by written notice and without judicial intervention if the other party shall materially fail to comply with or shall materially breach any of its obligations and covenants hereunder and shall not remedy and make good such breach or failure, or have undertaken to cure the same, within sixty (60) days from the receipt of a written notice of failure of compliance or breach.
     Section 3.3. Termination in case of Infringement. Licensee shall have the right to terminate this Agreement with respect to the manufacture, use or sale of the Technology or the Martek Product if a court of competent jurisdiction determines by final order that the Technology or the Martek Product infringes upon the patent of any Third Party; provided, however, that Licensor and Licensee hereby covenant and agree that, prior to any such termination, Licensor and Licensee shall engage in reasonable, good faith efforts to develop, and shall cooperate with the other in developing, a lawful method of using, selling or manufacturing, as applicable, the AHPC Formulaid Product in the Territory, including, but not limited to, efforts to procure a license from such Third Party or efforts to alter the design or offending composition of the Martek Product, the Technology or. the AHPC Formulaid Product, as applicable, so as to eliminate the infringement.
     Section 3.4. Termination by Licensee. At any time after the first anniversary date of this Agreement, Licensee shall have the right to terminate this Agreement of its own volition upon ninety (90) days prior written notice to Licensor.
     Section 3.5. Payments Due Upon Termination or Cancellation. Upon expiration or termination of this Agreement, pursuant to any of the foregoing Sections, all amounts due pursuant to Article IV shall be immediately payable as of the date of termination or cancellation.
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     Section 3.6. Sale of Inventory Upon Termination. Effective upon the date of termination of this Agreement, Licensee and its Affiliates shall cease manufacturing the Martek Product and the AHPC Formulaid Product; provided, however, that, Licensee and its Affiliates may continue to distribute the Martek Product or the AHPC Formulaid Products manufactured prior to such date if, to the extent lawful, Licensee continues to make payments under Section 4.1 with respect to such AHPC Formulaid Products and otherwise continues to comply with the terms and conditions of this Agreement. Notwithstanding the preceding, upon the earlier to occur of (i) the sale by Licensee and its Affiliates of all of their inventory of AHPC Formulaid Products manufactured prior to the date of the termination of this Agreement or (ii) the date which is six months after the date of the termination of this Agreement, Licensee and its Affiliates shall cease all use of the Technology, sale of the Martek Product or AHPC Formulaid Product and use of the Trademark and Licensee and its Affiliates shall have no further rights under this Agreement. This Section 3.6 shall not apply in the event this Agreement expires pursuant to Section 3.1 of this Agreement.
     Section 3.7. Other Rights and Remedies. Unless another provision of this Agreement specifically provides to the contrary, the rights of termination as herein provided shall be in addition to all other rights and remedies which either party may have to enforce this Agreement or to secure damages for the breach hereof, and the exercise of any right of termination as herein provided by either party shall not relieve the other of any of its obligations under this Agreement accruing prior to the effective date of termination, including, but not limited to, the obligation to pay fees and Royalties pursuant to Section 4.1 or to render reports with respect thereto.
ARTICLE IV
PAYMENTS BY LICENSEE
     Section 4.1. Fees and Royalties. Licensee shall pay Licensor:
(i) As compensation for Licensor’s performance of its obligation under Section 7.1 of this Agreement to make reasonable efforts during the period beginning on the date of this Agreement and ending March 31, 1993 to refine the
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development process of the Technology, One Million Five Hundred Thousand Dollars ($1,500,000) payable upon execution of this Agreement, reduced by any advances made prior to the date hereof pursuant to the Letter of Intent executed by Licensor and Licensee on or about April 1, 1992 (the “Letter of Intent”);
(ii) As compensation for Licensor’s performance of its obligation under Section 7.1 of this Agreement to make reasonable efforts during the period beginning April 1, 1993 and ending on the first anniversary date of this Agreement to refine the development process of the Technology, One Million Dollars ($1,000,000) payable on or before the first anniversary date of this Agreement; and
(iii) During the term described in Section 4.1(v)(A) below, a royalty payment (the “Royalty”) in an amount equal to [ * ] of the greater of (A) the cost of goods sold applicable to the AHPC Formulaid Product, as determined using generally acceptable accounting principals and methodologies reflected on Licensee’s audited annual financial; statements and as mutually agreed to by Licensor and Licensee (the “Cost of Goods Sold”), or (B) the amount received by Licensee or its Affiliates from the sale for value of each AHPC Formulaid Product to Third Parties, which amount received by Licensee or its Affiliates shall not be reduced by taxes assessed on income from such sales but shall not include: normal returns and allowances actually paid or allowed by Licensee or its Affiliates; customary discounts, whether cash or trade; rebates; and sales and other taxes based on the sales prices of the AHPC Formulaid Product whether or not absorbed by Licensee or its Affiliates (the “Sales Price”).
(iv) During the term described in Section 4.1(v)(B) below, a Royalty in an amount equal to [ * ] of the greater of (A) the Cost of Goods Sold applicable to the AHPC Formulaid Product, or (B) the Sales Price of each AHPC Formulaid Product to Third Parties.
(v)(A) For a term of ten (10) years after the first commercial introduction of the AHPC Formulaid Product in the Territory; provided, however, that if a patent is obtained with respect to the Technology or the Martek Product in the Territory prior to the twenty-fifth (25th) anniversary of the date of first commercial introduction of the AHPC Formulaid Product therein, for a term of longer than ten (10) years, which term shall begin on the date of the issuance of such patent and end on the earlier of (A) the date of the expiration, lapse or invalidation of any such patents and (B) the twenty-fifth (25th) anniversary of the date of the first commercial introduction of the AHPC Formulaid Product in such country.
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(v)(B) For such additional period of time following the period described in Section 4.l(v)(A) above, if any, and ending on the twenty-fifth (25th) anniversary after the first commercial introduction of the AHPC Formulaid Product in the Territory.
     Licensor shall be responsible for all taxes levied on account of any payment accruing under this Agreement that constitutes income taxable to Licensor. If provision is made in law or regulation for withholding, such tax shall be deducted from any royalty payment then due, paid to the proper taxing authority and receipt for payment of the tax secured and promptly sent to Licensor.
     Section 4.2. Manner of Royalty Payment. All Royalty payments with respect to each AHPC Formulaid Product sold shall be made quarterly, within sixty days of the close of each of Licensee’s three month and annual accounting periods, based on Licensee’s fiscal year, with respect to Licensee’s and its Affiliates’ sales occurring during such quarters, at Licensor’s office as set forth below.
     Section 4.3. Reimbursement of Expenses. Licensee agrees to pay to Licensor, in addition to the amounts specified in Section 4.1 above, all reasonable traveling, living and out-of-pocket expenses for services rendered by Licensor pursuant to Section 2.5 of this Agreement which are considered in determining whether Licensor’s officers and other employees have performed [ * ] hours of service under such Section.
     Section 4.4. Commercialization and Other Expenses. Licensee and its Affiliates shall pay all expenses for the commercialization of the AHPC Formulaid Product. Licensee shall compensate Licensor for any samples of the Martek Product reasonably requested by Licensee at a reasonable price to be agreed upon by Licensor and Licensee pursuant to good faith negotiation. For purposes of the preceding sentence, “samples” shall mean quantities which are requested by Licensee or its Affiliates for research, development or testing purposes and not requested for the purpose of incorporation thereof into a AHPC Formulaid Product which is to be distributed to Third Parties.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
     Section 5.1. Licensor’s Representations and Warranties. Licensor represents and warrants to the Licensee as follows:

          (i) Exhibit II sets forth a complete and accurate list of the Licensed Patents as of the date of this Agreement.
          (ii) Licensor has all necessary corporate .power and authority to enter into this Agreement, perform its obligations hereunder and license the Technology and the Martek Product pursuant to the terms of this Agreement. Licensor’s performance under this Agreement does not conflict with any other contract to which Licensor is bound.
          (iii) Licensor has, prior to the date of this Agreement, informed Licensee of all Third Party patents relevant to the Technology or the Licensed Patents and known to Licensor.
          (iv) At the time of this Agreement, Licensor has no actual knowledge of the existence of other patents which would be infringed by the commercial exploitation in the Territory, by Licensee or its Affiliates, of the Technology, the Martek Product or the Licensed Patents.
          (v) Licensor believes that it has disclosed to all relevant patent authorities in the Territory and to Licensee all information within its knowledge material to patentability of the Licensed Patents within the Territory.
     SECTION 5.2. DISCLAIMERS. (I) LICENSOR HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE MARTEK PRODUCT OR THE TECHNOLOGY AND ANY OTHER WARRANTY OR WARRANTIES RELATING THERETO AND NOT EXPRESSLY SET FORTH IN THIS AGREEMENT, AND LICENSOR DISCLAIMS ANY LIABILITY FOR CONSEQUENTIAL DAMAGES RELATING TO THE USE, MANUFACTURE, DISTRIBUTION, MARKETING, OR SALE OF THE TECHNOLOGY, THE MARTEK PRODUCT OR THE AHPC FORMULAID PRODUCT. LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES THAT THE TECHNOLOGY OR THE MARTEK PRODUCT IS USABLE WITH THE AHPC FORMULAID PRODUCT OR THAT THE TECHNOLOGY OR THE MARTEK PRODUCT CAN BE INCORPORATED SAFELY INTO THE AHPC FORMULAID PRODUCT. LICENSOR SHALL NOT BE LIABLE FOR DAMAGES RESULTING FROM ANY IMPROVEMENTS OR MODIFICATIONS TO THE TECHNOLOGY OR THE MARTEK PRODUCT WHICH ARE NOT APPROVED AND ACKNOWLEDGED SPECIFICALLY BY LICENSOR AS BEING PROPRIETARY TO LICENSOR OR RESULTING FROM ANY SALE, MANUFACTURE OR USE OF THE AHPC FORMULAID PRODUCT.
          (II) LICENSOR HEREBY DISCLAIMS ANY WARRANTY THAT THE TECHNOLOGY, THE MARTEK PRODUCT OR THE LICENSED PATENTS ARE FREE FROM INFRINGEMENT BY THIRD PARTIES, EXCEPT AS SET FORTH IN SUBSECTION 5.1(IV). LICENSOR FURTHER DISCLAIMS ANY WARRANTY RELATING TO THE
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PATENTABILITY OF, OR THE VALIDITY OF ANY PATENTS RELATING TO, THE TECHNOLOGY OR THE MARTEK PRODUCT AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF ANY SUCH PATENTS OR EXCEPT AS SET FORTH IN SUBSECTION 5.1(IV), THAT SUCH PATENTS MAY BE COMMERCIALLY EXPLOITED WITHOUT INFRINGING OTHER PATENTS.
     IT IS HEREBY ACKNOWLEDGED AND AGREED THAT IT SHALL BE LICENSEE’S, AND NOT LICENSORS, OBLIGATION TO DETERMINE THE SAFETY AND UTILITY OF THE MARTEK PRODUCT AS IT RELATES TO INFANT FORMULA PRODUCTS.
     Section 5.3. Manufacturing Standards. During the course of this Agreement, in the event Licensor elects to manufacture the Martek Product hereunder, Licensor shall advise Licensee of any proposed change contemplated by Licensor associated with the manufacturing processes, including the source of supply of all materials utilized by Licensor in the manufacture of the Martek Product and the specifications and controls utilized in the manufacturing process therefor. In the event Licensor elects to manufacture the Martek Product hereunder, Licensor shall manufacture the Martek Product in accordance with applicable Technology meeting all agreed upon specifications in accordance with good manufacturing practices and such manufacturing, quality control, safety and handling procedures and standards as may be mutually agreed upon in writing by the parties or required by applicable governmental regulation. In order to ascertain compliance with the provisions of this Section 5.3, Licensee may inspect and/or audit the facilities, processes records and other facets employed by Licensor in the manufacturing, processing, testing and storage of the Martek Product. Such inspection/audit will be conducted to ensure compliance with all pertinent acts, regulations, and guidelines promulgated by the federal Food and Drug Administration and other relevant regulatory bodies. Any such inspection by Licensee shall not relieve Licensor of its obligations to manufacture according to the agreed upon requirements and specifications. Licensor hereby undertakes to use reasonable efforts to have a provision containing covenants similar to those made by Licensor in this Section 5.3 included in any agreement between Licensor and a Third Party relative to the manufacture of the Martek Product by such Third Party for Licensee and Licensee shall be a third party beneficiary of any such promise by any such Third Party; provided, however, that a failure by such Third Party to discharge its obligations under such an agreement shall not constitute a breach by Licensor of this Agreement and shall not otherwise, in and of itself, give Licensee a right to receive damages from Licensor. Nothing in this Section 5.3 shall be construed as a warranty concerning the merchantability, fitness for a particular purpose or safety of the Technology, the Martek Product or the AHPC Formulaid Product.
     Section 5.4. Licensee’s_ Representations and Warranties. Licensee represents and warrants to the Licensor as follows:
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          (i) The execution and delivery of this Agreement and the performance by Licensee of the transactions contemplated hereby have been duly authorized by all necessary corporate actions.
          (ii) The performance by Licensee of any of the terms and conditions of this Agreement will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it or its Affiliates is a party.
ARTICLE VI
LICENSEE’S COVENANTS
     Section 6.1. Compliance with Law, Regulatory Approval and Commercial Introduction. Licensee covenants and agrees that it and its Affiliates shall conduct all of their operations dealing with the Technology, the Martek Product and the AHPC Formulaid Product in material compliance with all applicable laws, regulations and other requirements which may be in effect from time to time, of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof, including, without limiting the generality of the foregoing, the Infant Formula Act of 1980, the Federal Food, Drug, and Cosmetic Act, the regulations and other requirements of the United States Food and Drug Administration, similar state laws and regulations and similar laws and other requirements as may be applicable in any jurisdiction in which the AHPC Formulaid Product is sold. Licensee further covenants and agrees that it shall use its diligent efforts to obtain, at its expense and as soon as practicable, all necessary regulatory approvals with respect to the use, manufacture and sale of the AHPC Formulaid Product in the United States and Licensee shall be responsible for performing all acts reasonably required for obtaining such approvals, including, but not limited to, the preparation of all necessary petitions or pre-market approval applications with regulatory agencies and the performance of all reasonably required tests and data preparation. Licensee promptly shall communicate to Licensor the details of all regulatory approvals and to obtain such approvals in the United States. If Licensee reasonably concludes that it and its Affiliates cannot, after diligent efforts, lawfully distribute for sale the AHPC Formulaid Product in the United States, Licensee further covenants and agrees that it shall use its diligent efforts to register and market the AHPC Formulaid Product (if it has not already done so) in one or more jurisdictions which are not subject to the jurisdiction of the applicable regulatory agencies of the United States and which, alone or in the aggregate, offer comparable marketing opportunities for the AHPC Formulaid Product to the marketing opportunities available thereto in the United States. Licensee further covenants and agrees that it shall use its diligent efforts to distribute for sale in the United States the AHPC Formulaid Product if such distribution would be lawful in the absence of affirmative regulatory approval. Notwithstanding the preceding sentence, Licensee’s. obligation to use its diligent efforts to
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obtain regulatory approvals for the AHPC Formulaid Product and to perform those actions reasonably required to obtain such approvals shall continue during the term of this Agreement and such obligation shall not be relieved in the event Licensee or its Affiliates first distribute the AHPC Formulaid Product for sale in the United States and later determine that affirmative regulatory approval will be necessary in order to continue to distribute for sale the AHPC Formulaid Product in the United States.
     Section 6.2. Performance and Product Quality. Licensee covenants and agrees that it and its Affiliates shall exercise a reasonable standard of care in the testing, manufacturing, marketing, packaging, distribution and sale of the AHPC Formulaid Product. Licensee further covenants and agrees that it and its Affiliates shall maintain quality control, provide adequate tests of materials, provide quality workmanship, and do such other things as are reasonably required to assure high quality production of the AHPC Formulaid Product and, if Licensee elects to manufacture the Martek Product, to assure high quality development of the Martek Product. In this regard, and without limiting the applicability of the general indemnification provisions applicable to the representations, warranties and covenants made by the parties to this Agreement as provided in Article XI of this Agreement, Licensee hereby covenants and agrees to indemnify, defend and hold harmless Licensor and Licensor’s directors, officers, employees and agents from and against all claims, actions or causes of action (whether sounding in contract, negligence or strict liability), suits and proceedings and all loss, assessments, liability, damages, and expenses incurred in connection therewith (including reasonable attorneys’ fees) for which Licensor or its directors, officers, employees or agents may become liable or incur with respect to any product liability claim asserted against Licensee, its Affiliates, Third Parties or Licensor relating to the manufacturing, marketing, storage, packaging, distribution, sale or use of the AHPC Formulaid Product, unless such claim, damage or loss results from the negligent failure of Licensor to manufacture the Martek Product in accordance with specifications provided or approved by Licensee or results from any intentional wrongdoing of Licensor.
     Section 6.3. Licensee’s Records. Licensee covenants and agrees that, for as long as Royalties are due under this Agreement, Licensee will keep true and accurate records adequate to permit Royalties due to Licensor to be computed and verified, which records shall be made available upon prior written request by Licensor, during business hours, for inspection by an independent accountant who is reasonably acceptable to Licensee and who shall be bound by a confidentiality agreement with the Licensee, to the extent necessary for the determination of the accuracy of the reports made
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hereunder. For purposes of this Section 6.3, any of the six largest accounting firms in the United States shall be deemed reasonably acceptable to Licensee. Licensor shall bear the full cost of such inspection unless a discrepancy of five percent or greater of Royalties due hereunder is discovered by the accountant, in which case Licensee shall bear the full cost of the inspection.
     Section 6.4. Protection of Licensor’s Proprietary Interest. Licensee acknowledges and agrees that the Licensed Patents and the Martek Product are proprietary to Licensor, and Licensee hereby covenants and agrees that Licensee and its Affiliates shall not use the Technology or the Martek Product for any purpose not provided for hereunder, shall not challenge or cause any Affiliate or Third Party to challenge Licensor’s rights to the Technology, the Licensed Patents or the Martek Product or the rights therein of Third Parties who are licensees of the Technology, the Licensed Patents and/or the Martek Product, and Licensee and its Affiliates shall cooperate with Licensor in protecting Licensor’s rights to the Technology, the Licensed Patents and the Martek Product. The provisions of this Section 6.4 shall survive the termination or expiration of this Agreement, whether the termination is occasioned by the Agreement’s natural expiration pursuant to Section 3.1 of this Agreement or is earlier terminated pursuant to the other Sections of Article III of this Agreement.
     Section 6.5. United States Export Regulation. Licensee covenants and agrees that it and its Affiliates shall not knowingly export or re-export, directly or indirectly, the Technology, the Martek Product, or the AHPC Formulaid Product or any part or direct product thereof, to any country in violation of the United States Export Administration Regulations.
     Section 6.6. Product Development and Use. Licensee covenants and agrees that it and its Affiliates shall, throughout the term of this Agreement, use their diligent efforts to use and develop the Martek Product and/or the Technology with respect to the AHPC Formulaid Product in a way which is consistent with the parties’ objective of developing a final marketed product which has a polyunsaturated fatty acid composition effectively equivalent to that of human breast milk. This Section 6.6 shall not be construed to require all AHPC Formulaid Products to incorporate the identical quantities of the Martek Product or to incorporate the identical quantities of the Market Product as is contained in similar products sold by Third Parties under license from Licensor.
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ARTICLE VII
ENHANCEMENTS
     Section 7.1. Improvements to Products. During the first year of this Agreement, Licensor covenants and agrees to use reasonable efforts to refine the development process for the Technology and the Martek Product and timely to notify Licensee (in accordance with its obligations to supply quarterly written reports to Licensee under Section 13.1 of this Agreement) of any improvements or modifications thereto and to make the relevant information and technology available as promptly as possible for use by Licensee in accordance with this Agreement. In the event that Licensee terminates this Agreement on or before the first anniversary date of this Agreement due to Licensor’s failure to comply with its obligations described in the preceding sentence, Licensee shall be relieved of its obligation to pay to Licensor the fee described in Section 4.1 (ii) of this Agreement, and such relief from such obligation shall be Licensee’s sole and exclusive remedy with respect to Licensor’s failure to comply with its obligations described in the preceding sentence. Licensee shall have the right to make improvements or modifications to the Technology or the Martek Product during the term of this Agreement, and, in the event Licensee makes any improvements or modifications to the Technology or the Martek Product, (i) Licensor shall during the term of this Agreement have a royalty free right to use such improvements or modifications, (ii) the Technology or the Martek Product as so improved or modified shall be subject, to the terms of this Agreement, and (iii) Licensee shall give Licensor prompt written notice of any such improvement or modification.
ARTICLE VIII
PATENT PROSECUTION AND ENFORCEMNT
     Section 8.1. Patent Applications. Exhibit III of this Agreement sets forth the complete texts of all United States patent applications filed by Licensor which reasonably relate to the Licensed Patents. The responsibility for the prosecution of, and the exclusive right to prosecute, such patent applications and the exclusive right to apply for patent applications in any and all jurisdictions shall be and remain with Licensor except as provided below. Licensor shall exercise all reasonable efforts in this regard. Licensor agrees to keep Licensee informed of the course of such patent prosecution.
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     Section 8.2. Infringement Notice. Licensee shall notify Licensor promptly in writing of any infringement of any issued Licensed Patent or other interference with Licensor’s proprietary interests relating to the Technology or the Martek Product which becomes known to Licensee. If Licensor determines that a material infringement exists, Licensor shall communicate such determination to Licensee in writing and take prompt action to attempt to eliminate that infringement.
     Section 8.3. Infringement Actions. If Licensor receives Licensee’s infringement notice under Section 8.2 of this Agreement and within a reasonable time thereafter Licensor is unsuccessful in eliminating the infringement, Licensor shall have the first right to bring, at its own expense, an infringement action against any Third Party within a reasonable time no longer than three (3) months from the date of Licensee’s notice of an infringement under Section 8.2 of this Agreement. If the infringement materially and adversely affects Licensee’s and its Affiliates’ market share relating to the AHPC Formulaid Product and Licensor waives its right to bring such an infringement action in writing to Licensee or has not eliminated such infringement or initiated an infringement suit within five (5) months from the date of Licensee’s notice of infringement, Licensee, after notifying Licensor in writing, shall be entitled to bring such infringement action at its own expense. In the latter event, any sums recovered by Licensee in any such infringement action or in its settlement shall belong to Licensee; provided, however, that, for purposes of Section 4.1 of this Agreement, any damages attributable to loss of sales of the AHPC Formulaid Product shall be considered an amount received by Licensee or an Affiliate from the sale for value of the AHPC Formulaid Product in the period(s) to which such damages relate and Royalties thereon shall be deemed timely remitted by Licensee to Licensor hereunder if remitted to Licensor within sixty (60) days of the date on which such damages are received by Licensee and, in the case of settlement, Licensee shall reasonably and in good faith determine the portion of the settlement that represents compensation for loss of sales of the AHPC Formulaid Product and such portion shall be treated as if such portion were damages attributable to loss of sales of the AHPC Formulaid Product. The party conducting such action shall. have full control over its conduct, including settlement thereof. Regardless of which party brings the suit, Licensor and Licensee shall assist one another and cooperate in any such litigation at the other’s request.
     Section 8.4. Defense of Infringement Actions. Licensor and Licensee hereby acknowledge and agree that each party shall be responsible for defending, at its own expense, any infringement action brought against such party by any Third Party, and Licensor and Licensee agree reasonably to cooperate with the other in any such defense and in responding to any threatened infringement action; provided, however, that, if Licensee is obligated to pay a royalty to a Third Party relative to use or sale of the AHPC Formulaid Product in excess of [ * ] of the Sales Price of the AHPC Formulaid
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Product (based upon an opinion of counsel reasonably acceptable to Licensor that Licensee would infringe a patent or other proprietary interest of such Third Party in the absence of such a royalty payment), then the Royalty payable to Licensor under Section 4.1 (iii) of this Agreement shall be reduced with respect to sales of the AHPC Formulaid Product in the Territory with respect to which such royalties to such Third Party relate from [ * ] or, if applicable, the Royalty payable to Licensor under Section 4.1 (iv) of this Agreement shall be reduced with respect to sales of the AHPC Formulaid Product in the Territory with respect to which such royalties to such Third Party relate from [ * ], during any period such a royalty to such a Third Party is paid.
ARTICLE IX
ASSIGNMENT
     Section 9.1. Assignment. This Agreement and the rights granted hereunder shall not be assignable, in whole or in part, by Licensee, nor shall its obligations hereunder be delegated, without the prior written consent of Licensor; provided, however, that this, prohibition against assignment shall not apply to an assignment to an Affiliate of Licensee or an assignment in connection with the transfer of a substantial portion of Licensee’s business or its merger or consolidation with another company if Licensee promptly notifies Licensor of any such assignment, merger or consolidation. Licensor may assign its rights under this Agreement freely and without Licensee’s. consent. Licensor shall be entitled to delegate its obligations hereunder only with the prior written consent of Licensee, which consent may not unreasonably be withheld, until the date on which the Martek Product can be produced at commercial volumes and costs, which date will be deemed to have occurred upon the first commercial introduction of the AHPC Formulaid Product anywhere in the world. After the Martek Product can be produced at commercial volumes and costs, Licensor shall be entitled to delegate any or all of its obligations, if any, hereunder without the consent of Licensee.
ARTICLE X
PARTIES’ RELATIONSHIP
     Section 10.1. Relationship Between Parties. Neither party to this Agreement shall have the power to bind the other by any guarantee or representation that either party may give, or in any other respect whatsoever, or to incur any debts or liabilities in the name of or
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on behalf of the other party, and for purposes. of this Agreement, the parties hereto hereby acknowledge ad agree that they shall not be deemed partners, joint venturers, or to have created the relationship of agency or of employer and employee between the parties.
ARTICLE XI
INDEMNITY
     Section 11.1. Indemnity. Licensee shall indemnify, defend and hold harmless Licensor and Licensor’s directors, officers, employees and agents from and against all claims, actions or causes of action (whether sounding in contract, negligence or strict liability), suits and proceedings and all loss, assessments, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys’ fees) for which Licensor or its directors, officers, employees or agents may become liable or incur or be compelled to pay and arising out of a breach of any of the Licensee’s covenants, representations and warranties contained herein, except in the event such claim is the result of the negligent failure of Licensor to manufacture the Martek Product in accordance with specifications provided or approved by Licensee, results from any intentional wrongdoing by Licensor, or results from Licensor’s failure to fulfill its obligations under Section 5.3 of this Agreement.
     Licensor shall indemnify, defend and hold harmless Licensee, its Affiliates, and Licensee’s and its Affiliates’ directors, officers, employees and agents from and against all claims, actions or causes of action, suits and proceedings and all loss, assessments, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys’ fees) for which Licensee, its Affiliates or the directors, officers, employees or agents of either of them may become liable or incur or be compelled to pay and arising out of a breach of any of the Licensor’s covenants, representations and warranties contained herein.
     The indemnifications provided in this Agreement, including that provided in this Article and in Section 6.2 of this Agreement, shall survive the termination of this Agreement, whether the termination is occasioned by the Agreement’s expiration pursuant to Section 3.1 of this Agreement or is earlier terminated pursuant to the other Sections of Article III of this Agreement.
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ARTICLE XII
CONFIDENTIALITY
     Section 12.1. Disclosure of Information. All the Technology and all other information exchanged by the parties pursuant to, and in execution of their obligations and in exercise of their rights under, this Agreement shall be deemed confidential. Licensor and Licensee acknowledge and agree that the value of the Technology and the Martek Product is based, to a large extent, on maintaining the confidentiality of the Technology and the Martek Product and preventing any unauthorized dissemination to or use by Third Parties of information relating to the Technology or the Martek Product. Disclosure of confidential and proprietary information hereunder, whether orally or in written form, shall be safeguarded by the recipient and shall not be disclosed to Third Parties and shall be made available only to the receiving party’s employees or other agents who have a need to know such information for purposes of performing the party’s obligations, or for purposes of exercising the party’s rights, under this Agreement and such employees or other agents shall have a legal obligation to the employer or principal, as applicable, not to disclose such information to Third Parties. Each party shall treat any and all such confidential information in the same manner and with the same protection as such party maintains its own confidential information. These mutual obligations of confidentiality shall not apply to any information to the extent that such information: (i) is or later becomes generally available to the public, such as by publication or otherwise, through no fault of the receiving party; or (ii) is obtained from a Third Party having the legal right to make such a disclosure. Licensee or its Affiliates shall not remove from any communications or other documents delivered by Licensor to Licensee or its Affiliates any proprietary notices affixed thereto by Licensor.
     Without the written approval of the other party hereto, Licensor and Licensee shall not be permitted to disclose the fact, the nature and the terms of this Agreement and the transactions to be performed pursuant hereto to any Third Person; provided, however, that (i) Licensor and Licensee may disclose any otherwise confidential or proprietary information as and to the extent required by applicable law, including, but not limited to, any applicable disclosure requirements under the federal securities laws or regulations thereunder which arise by virtue of a public offering of the securities of Licensor upon prior written notice to the other party that the information is required to be disclosed under applicable law and following steps exercised upon the advice
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and consent, which consent may not unreasonably be withheld, of the other party to maintain the confidentiality of such information to the extent permissible under applicable law; (ii) Licensor and Licensee may disclose the fact and the terms of this Agreement to its attorneys and accountants; and (iii) Licensor may disclose the fact of this Agreement to its shareholders and potential investors.
     Licensee covenants and agrees that it and its Affiliates shall not disclose any information related to this Agreement, the Martek Product or the Technology to the Other Entities and Licensee represents and warrants that, for the purposes of this Section, the. Other Entities operate independently of Licensee and its Affiliates. The exclusion of the Other Entities from the term “Affiliates” under this Agreement shall terminate and the Other Entities shall become Affiliates if and when any such Other Entity obtains information relating to this Agreement, the Martek Product or the Technology directly or indirectly from Licensee or its Affiliates.
     Section 12.2. Post-Termination Obligations. The mutual confidentiality obligations of the parties under the provisions of this Article XII shall survive the termination of this Agreement for a period of fifteen years. Unless this Agreement expires at a time after which Licensee is entitled to a fully paid, royalty free license to use the Technology and the Martek Product pursuant to Section 3.1 of this Agreement, at the termination of this Agreement, Licensee promptly shall return to Licensor all the Technology, microbial strains, Martek Product samples, documents, records, and all other property or documentation disclosed or delivered to Licensee or its Affiliates pursuant to this Agreement and then in existence, including all copies thereof, and each party shall destroy or promptly deliver to the other any documentary material in its possession created by the other during the course of this Agreement, and thereafter, which contains information about the other or information about matters and things in which the other has a proprietary interest that is not in the public domain, including notes, memoranda or correspondence, except that each party shall be permitted to retain one copy of any such documentation belonging to the other for archival purposes and only for archival purposes.
ARTICLE XIII
MISCELLANEOUS
     Section 13.1. Free Flow of Information. Licensor and Licensee covenant and agree, except as prohibited by an enforceable arms’
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length agreement with a Third Party which was not entered into for the purpose of inhibiting the free, flow of information under this Section 13.1, promptly to share with the other all material information obtained by the Licensor or Licensee, or Licensee’s Affiliates concerning the progress of clinical and pre-clinical testing of the Technology and the Martek Product and adverse reaction data relating to the Technology and the Martek Product, and Licensor and Licensee shall provide to each other quarterly written reports disclosing the details of such information. Licensor and Licensee shall maintain the confidentiality of such information as required under Section 12.1 of this Agreement.
     Section 13.2. Dispute Resolution. Licensor and Licensee covenant and agree to use their diligent efforts to resolve any disputes that arise between them in the future and are related to this Agreement through negotiation and mutual agreement.
     Section 13.3. Force Majeure. Neither party to this Agreement shall be liable for damages due to delay or failure to perform any obligation under this Agreement if such delay or failure results directly or indirectly from circumstances beyond the control of such party. Such circumstances shall include, but shall not be limited to, acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of the government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable equipment or components, accident, fire, water damages, flood, earthquake, or other natural catastrophes.
     Section 13.4. Construction of Agreement. This Agreement shall be construed and the respective rights of the parties shall be determined under and pursuant to the laws of the State of Delaware, without regard to the principles of conflict of laws thereof.
     Section 13.5. Notices. Notices required under this Agreement shall be in writing and sent by registered mail or by facsimile transmission or hand delivery to the respective parties at the following addresses:
     Notices to Licensor:
Martek Biosciences Corporation 6480
Dobbin Road
Columbia, Maryland 21045
Telecopy: {410) 740-2985
Attn: Henry Linsert, Jr.
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     Notices to Licensee:
Dr. David Richards,
M.D. Wyeth-Ayerst Laboratories
555 East Lancaster Avenue
St. Davids, Pennsylvania 19087 Telecopy:
     With a copy to:
Larry J. McDermott
Wyeth-Ayerst Laboratories
555 East Lancaster Avenue
St. Davids, Pennsylvania 19087 Telecopy:
or to such other address as either party may designate by a notice given in compliance with this paragraph, and shall be deemed effective when received.
     Section 13.6. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties hereto and there are no representations, warranties or covenants relative hereto, including those set forth in the Letter of Intent, which shall survive the execution of this Agreement unless fully set forth herein.
     Section 13.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person, firm or corporation other than the parties hereto and their successors and permitted assigns shall derive rights or benefits under this Agreement.
     Section 13.8. Counterparts. This Agreement may be executed in counterparts.
     Section 13.9. Extra-Territorial Agreements. Licensor and Licensee hereby. acknowledge that Licensor and Licensee or its Affiliate have entered into agreements without the Territory relating to the subject matter of this Agreement and Licensee hereby covenants and agrees to perform its obligations as set forth in any and all such other agreements to the extent and as if such other agreement(s) and this Agreement were one agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in their respective behalves as of the day and year first written above.

WITNESS/ATTEST:	MARTEK BIOSCIENCES CORPORATION

/s/ Steve Dubin	By:	/s/ Henry Linsert
Officer	Print Name: Henry Linsert
Print Title: Chief Executive Officer

WITNESS/ATTEST:
AMERICAN HOME PRODUCTS CORPORATION

/s/

	By:	/s/ Bernard Canavan

Print Name: Bernard Canavan
Print Title: President
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     These mutual obligations of confidentiality shall not apply to any information to the extent that such information: (i) is or later becomes generally available to the public, such as by publication or otherwise, through no fault of the receiving party; or (ii) is obtained from a Third Party having the legal right to make such a disclosure. Licensee or its Affiliates shall not remove from any communications or other documents delivered by Licensor to Licensee or its Affiliates any proprietary notices affixed thereto by Licensor.
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EXECUTION COPY

NOTICE:	CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
PORTIONS OF THIS DOCUMENT AS INDICATED HEREIN
LICENSE AGREEMENT
(International Version)
     This License Agreement (“Agreement”) is made and entered into as of the 28th day of January, 1993, by and between Martek Biosciences Corporation, a Delaware corporation (“Licensor”), and American Home Products Corporation, a Delaware corporation, as represented by its agent, Wyeth-Ayerst International, Inc. (“Licensee”).
WITNESSETH:
     WHEREAS, Licensor has developed certain technology relating to the production by microbial fermentation of Omega-3 and Omega-6 long-chain polyunsaturated fatty acid-containing triglycerides for possible incorporation into infant formula; and
     WHEREAS, Licensee and its affiliates are in the business of developing, manufacturing and marketing infant nutritional products; and
     WHEREAS, Licensee desires to obtain a non-exclusive license from Licensor for the Technology and Licensor is willing to grant such license subject to the conditions and pursuant to the terms set forth in this Agreement.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants of. the parties hereto, each party hereby agrees with the other-as follows:
ARTICLE I
DEFINITIONS
     Section 1.1. “Affiliate” shall mean any person, corporation, firm, partnership or other entity which directly or indirectly owns Licensee, is owned by Licensee or is owned by a party which owns Licensee to the extent of at least 50% of the equity having the power to vote on or direct the affairs of the entity. Except as the term “Affiliate” is used in Sections 6.4 and 8.4 of this Agreement, the term “Affiliate” shall exclude (i) Genetics Institute, (ii) Sherwood Medical Company, a Division of American Home Products Corporation and (iii) Fort Dodge Laboratories (collectively, the “Other Entities”).
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     Section 1.2. “Infant Formula Product” shall mean a breast milk substitute formulated industrially in accordance with applicable Codex Alimentarius and United States Food and Drug Administration standards to satisfy the total normal nutritional requirements of infants from birth up to between four and six months of age and adapted to their physiological characteristics and fed in addition to other foods to infants up to approximately one year of age.
     Section 1.3. “Licensed Patents” shall mean all patents and patent applications throughout the world which cover the Technology, including all patents and patent applications covering inventions, improvements or modifications conceived or developed by Licensor during the term of this Agreement and included in the Technology.
     Section 1.4. “Martek Product” shall mean triglycerides containing Omega-3 and/or Omega-6 long-chain polyunsaturated fatty acids produced by microbial fermentation according to the Technology and Licensed Patents.
     Section 1.5. “AHPC Formulaid Product” shall mean a product (i) which is an Infant Formula Product, (ii) which is in a form for utilization by consumers, (iii) which is developed by Licensee or its Affiliates, (iv) which bears Licensee’s label or the label of an Affiliate, and (v) into which the Martek Product is incorporated.
     Section 1.6. “Technology” shall mean the organisms, microorganisms, specifications, biological materials, designs, formulae, processes, standards, data, trade secrets, knowhow and technology relating to the development and production of the Martek Product which are proprietary to Licensor and any modifications, improvements and enhancements to any of the foregoing made by Licensor, which, in Licensor’s and Licensee’s mutual opinion expressed in writing, is or are necessary in the production and development of the Martek Product.
     Section 1.7. “Territory” shall mean [ * ]
     Section 1.8. “Third Party” shall mean any party other than Licensor, Licensee and Affiliates.
     Section 1.9. “Trademark” shall mean the trademark “FORMULAID”, which is the subject of U.S. Trademark Application Serial No. 74-141195, a copy of which is attached hereto as Exhibit I.
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ARTICLE II
GRANT OF LICENSE AND OTHER RIGHTS
     Section 2.1. License.
          (i) Grant of License to License. Licensor hereby grants to Licensee for the term of this Agreement and subject to the conditions of this Agreement, a non-exclusive, non-transferable right and license, in the Territory, directly or through sublicense to an Affiliate, (i) to use the Technology for the production of the AHPC Formulaid Product, (ii) to use and make the Martek Product for purposes of producing the AHPC Formulaid Product and (iii) to use, market and distribute by sale the AHPC Formulaid Product itself or through its Affiliates.
          (ii) Direct License to Affiliates. Licensee may, at any time, request from Licensor and Licensor agrees to grant directly to any Affiliate in any country of the Territory license rights consistent with those granted to Licensee herein. Accordingly, upon receipt of Licensee’s request, Licensor shall enter into and sign a separate direct license agreement or agreements with the Affiliate companies designated by Licensee in the request. All direct agreements shall be prepared by Licensee at Licensee’s expense. In the event that the laws and regulations of such country(ies) require modification of the royalty rate, duration and/or terms and conditions and to the extent that compliance with such laws and regulations are reasonably necessary to market the AHPC Formulaid Product in such country, the direct licenses to the Affiliates(s) shall be so modified and Licensee shall pay for all costs incurred by the Licensee in effecting such modification. In the absence or upon the expiration of such laws and regulations, the terms and conditions thereof shall not be less favorable to Licensor than those contained in this Agreement. In those countries in which the validity of such a direct license agreement requires prior governmental approval or registration, such direct license agreement shall not be binding or have any force or effect until the required governmental approval or registration has been granted. Notwithstanding the preceding, Licensor shall not be required to enter into any agreement with any Affiliate with royalty terms which are different than those provided hereunder if Licensor would thereby be in violation of a term of any agreement with any other licensor of the Technology similar to the provisions of Section 2.2(i) of this Agreement.
     Section 2.2. Licenses to Third Parties.
          (i) Licenses to Third Parties Generally. Licensor shall be entitled to grant any license to any Third Party relating to the Technology, the Martek Product or the Licensed Patents upon any terms whatsoever; provided, however, that Licensor shall not grant any license to any Third Party for the incorporation of
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the Martek Product into, or for the use of the Technology for the production of, an Infant Formula Product with payment terms which are more favorable to such Third Party than the payment terms provided in this Agreement with respect to the Licensee, without the prior written consent of Licensee or unless such more favorable payment terms prospectively are extended to Licensee.
          (ii) License to Third Party Suppliers. Licensor shall be obligated to license the Technology, the Licensed Patents and the Martek Product to Third Parties as follows:
               (A) Licensor shall use reasonable efforts further to license the Technology or the Licensed Patents or otherwise to produce the Martek Product, itself or through a Third Party whether or not pursuant to another licensing arrangement, for the purpose of creating a sufficient supply of the Martek Product at a commercially reasonable price to satisfy Licensee’s and its Affiliates’ requirements with respect to their marketing and sale of the AHPC Formulaid Product; provided, however, that such requirements and any increases or decreases thereof shall be communicated in writing by Licensee to Licensor not less than 12 months prior to Licensor’s obligation to satisfy such requirements or increases or decreases thereof.
               (B) If Licensor licenses the Martek Product, the Licensed Patents and the Technology to a Third Party for the purposes of manufacturing and creating a supply of the Martek Product pursuant to subsection (ii)(A) of this Section 2.2, Licensor shall permit Licensee to. negotiate the terms of the purchase and supply arrangements between the Licensee and such Third Party directly with such Third Party; provided, however, that such direct negotiations or arrangements shall not affect Licensor’s rights to royalties or other fees from Licensee or such Third Party.
               (C) If the Third Parties to whom the Martek Product and the Technology are licensed and Martek in the aggregate are unable to satisfy Licensee’s and its Affiliates’ requirements for the Martek Product (as established and communicated pursuant to subsection (ii)(A) of this Section 2.2), Licensor shall, appoint one or more additional licensed suppliers who are reasonably acceptable to Licensee and who can satisfy the excess demands of Licensee and its Affiliates at a commercially reasonable price.
               (D) Licensor and Licensee acknowledge and agree that, at the time of the execution of this Agreement, the production cost of the Martek Product in gross quantities, the fair market value thereof and the commercial volumes thereof necessary to meet Licensee’s demands are not ascertainable, and Licensor
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and Licensee covenant and agree that, prior to the first sale of a AHPC Formulaid Product, Licensor and Licensee shall negotiate in good faith and strive to agree upon reasonable terms relating to the consideration to be payable by Licensee or its Affiliates to Licensor or Third Parties for amounts of the Martek Product produced by or on behalf of Licensor and delivered to Licensee or its Affiliates.
          (iii) Transfer of Martek Product. Nothing in this Section 2.2 or in this Agreement shall be construed to permit Licensee or its Affiliates to sub-license the Martek Product or the Technology or otherwise unilaterally to transfer to any Third Party the Martek Product or the Technology except as the same are incorporated into the AHPC Formulaid Product.
          (iv) Licensee’s Patents. Nothing in this Section 2.2 shall be construed so as to permit Licensors to grant rights to any Third Party under U.S. Patent No. 4,670,285 and Canadian Patent No. 1,244,708.
     Section 2.3. Sublicensing. The grants to Licensee under this Article II shall not include the right to grant sublicenses, except sublicenses to Affiliates.
     Section 2.4. Trademarks. In addition to the license granted hereunder relating to the Martek Product and the Technology, Licensor hereby grants to Licensee the non-exclusive, non-transferable right and license to use the Trademark solely on, and in connection with the manufacture and sale of, the AHPC Formulaid Product, subject to the following terms and conditions:
          (i) Licensee shall not use the Trademark as or part of its corporate or business name or the name of any business .entity which is controlled by it, whether an Affiliate or otherwise.
          (ii) Licensee and its Affiliates shall have no right to sublicense to Third Parties any of the rights in the Trademark conveyed hereunder.
          (iii) Licensee and its Affiliates shall not affix or use the Trademark on any product other than the AHPC Formulaid Product.
          (iv) Licensee recognizes and acknowledges Licensor’s ownership of the Trademark and Licensor’s intent to protect the Trademark in such foreign countries as Licensor, in its sole discretion, deems appropriate. Licensee covenants and agrees that it and its Affiliates shall not challenge, or cause a Third Party to challenge, Licensor’s right, title or interest in and to the Trademark anywhere in the world. All use by Licensee or its Affiliates of the Trademark anywhere in the world shall inure to the benefit of Licensor, and Licensee and its Affiliates shall make no use or apply for any registration thereof except as permitted by this
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Agreement. Nothing in this Agreement shall be construed so as to require Licensor to take any actions or measures to protect or secure any rights in or obtain or apply for registration of-the Trademark.
          (v) Licensee agrees that it will comply with the marking and registered user requirements of all foreign countries in which the Trademark is used, including, but not limited to, requirements relating to the execution of any documentation needed in order to effectuate the purpose of this provision.
          (vi) Licensee covenants that AHPC Formulaid Products manufactured for and by it and sold by it shall be of a high standard and quality so as to reflect favorably upon the business of both Licensor and Licensee and the goodwill associated therewith. To effectuate the foregoing:
               (A) Prior to the time that Licensee or its Affiliates shall sell or offer for sale, in the regular course of business, any AHPC Formulaid Product bearing the Trademark, Licensee shall submit to Licensor, for its approval, samples of the AHPC Formulaid Product as well as samples of all materials used to sell or to promote the sale of AHPC Formulaid Products, including, but not limited to, labels, labeling, packaging materials, advertising and other promotional materials. Thereafter, Licensee and its Affiliates shall not make any material change to the way in which the Trademark is used or depicted in connection with the AHPC Formulaid Product without first submitting such proposed change to Licensor and obtaining its approval.
               (B) Licensor and Licensee hereby acknowledge that Licensee has given Licensor the opportunity to inspect the manufacturing operations of Licensee and its Affiliates where AHPC Formulaid Products depicting the Trademark, if any, will be made and to evaluate the quality control standards and practices of Licensee and its Affiliates relating to such operations. Licensor hereby acknowledges that Licensee’s and its Affiliates’ quality control standards and practices are acceptable and sufficiently protective of Licensor’s interests in the Trademark. Licensee hereby covenants and agrees to notify Licensor prior to any material changes in Licensee’s or its Affiliates’ quality control standards or practices as such standards and practices relate to the manufacturing operations of AHPC Formulaid Products depicting the Trademark. Licensee shall submit to Licensor, without charge, at Licensor’s request at reasonable intervals throughout the term of this Agreement, a reasonable number of samples of AHPC Formulaid Products and other materials that depict the Trademark.
               (C) No approval required of Licensor under this subsection (vi) shall be unreasonably withheld or delayed.
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               (D) Licensee shall advise Licensor of any infringement of the Trademark of which it or its Affiliates becomes aware, but Licensee and its Affiliates shall not bring any action with respect to any such infringement without Licensor’s prior written consent. Licensee and its Affiliates shall cooperate with Licensor, at Licensor’s request, with respect to any of Licensor’s efforts to protect its interests in the Trademark. Nothing in this Agreement shall be construed so as to require Licensor to take any actions or measures with respect to any alleged, suspected or known infringement of the Trademark.
               (E) Licensee shall notify Licensor in writing prior to any material alterations to the formula of the AHPC Formulaid Product.
          (vii) Nothing in this Section 2.4 or in this Agreement shall be construed to require Licensee or its Affiliates to use the Trademark on the AHPC Formulaid Product or on the labels, labeling or packaging thereof or on materials used to promote the sale of the AHPC Formulaid Product.
          (viii) The term of the Trademark license of this Section 2.4 shall be coterminous with that of the license granted in Section 2.1, which term is defined in Article III of this Agreement. Notwithstanding the preceding, upon the expiration of the twenty-five (25) year period described in Section 3.1 of this Agreement, this Agreement shall continue as to Licensee’s and its Affiliates’ rights and obligations relating to the Trademark; provided, however, that the Royalty due hereunder after the expiration of the period described in paragraph (iii)(B) of Section 4.1 of this Agreement relating to sales of AHPC Formulaid Products depicting the Trademark or sales of AHPC Formulaid Products to which advertising or other promotional materials depicting the Trademark relate shall be in an amount equal to [ * ] of the greater of (A) the Cost of Goods Sold applicable to each such AHPC Formulaid Product or (B) the Sales Price of each such AHPC Formulaid Product sold to Third Parties.
     Section 2.5. Services. Licensor shall make its officers and other employees available at reasonable times to provide technical and other consultation services relating to the use of the Technology, the production of the Martek Product and/or the incorporation of the Martek Product into the AHPC Formulaid Product to the extent of [ * ] hours in the aggregate by all such officers and employees over the term of this Agreement; provided, however, that any services which are mutually agreed in advance of the performance thereof to be mutually beneficial to the businesses of Licensor and Licensee shall not be considered in determining the number of hours of technical or other consultation services performed by Licensor’s officers and other employees under this Section 2.5. If greater than [ * ] hours of such technical or other consultation services in the aggregate are required and requested by Licensee or its Affiliates, Licensor and Licensee hereby agree that,
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prior to the provision of additional technical or other consultation services, they shall enter into good faith negotiations relating to compensation and other terms for such additional technical or other consultation services, which compensation and other terms shall be commensurate with industry standards.
ARTICLE III
TERM AND CANCELLATION
     Section 3.1. Term. This Agreement shall commence on the date of this Agreement and, unless earlier terminated pursuant to another Section of this Article III, shall terminate, as to each country in which the AHPC Formulaid Product is sold for consumer use, on the date which is twenty five (25) years after the first commercial introduction of the AHPC Formulaid Product in such country. Upon expiration under this Section, Licensee shall have a fully paid, royalty free license to continue in perpetuity to utilize the Martek Product and the Technology as provided for in Section 2.1.
     Section 3.2. Material Breach; Opportunity to Cure. Either party to this Agreement may immediately terminate this Agreement by written notice and without judicial intervention if the other party shall materially fail to comply with or shall materially breach any of its obligations and covenants hereunder and shall not remedy and make good such breach or failure, or have undertaken to cure the same, within sixty (60) days from the receipt of a written notice of failure of compliance or breach.
     Section 3.3. Termination in case of Infringement. Licensee shall have the right to terminate this Agreement with respect to the manufacture, use or sale of the Technology or the Martek Product in a particular jurisdiction if a court of competent jurisdiction therein determines by final order that the Technology or the Martek Product infringes upon the patent of any. Third Party; provided, however, that Licensor and Licensee hereby covenant and agree that, prior to any such termination, Licensor and Licensee shall engage in reasonable, good faith efforts to develop, and shall cooperate with the other in developing, a lawful method of using, selling or manufacturing, as applicable, the AHPC Formulaid Product in the applicable jurisdiction., including, but not limited to, efforts to procure a license from such Third Party or efforts to alter the design or offending composition of the Martek Product, the Technology or the AHPC Formulaid Product, as applicable, so as to eliminate the infringement.
     Section 3.4. Termination by Licensee. At any time after the first anniversary date of this Agreement, Licensee shall have the right to terminate this Agreement
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of its own volition upon ninety (90) days prior written notice to Licensor.
     Section.3.5. Payments Due Upon Termination or Cancellation. Upon expiration or termination of this Agreement, pursuant to any of the foregoing Sections, all amounts due-pursuant to Article IV shall be immediately payable as of the date of termination or cancellation.
     Section 3.6. Sale of Inventory Upon Termination. Effective upon the date of termination of this Agreement, Licensee and its Affiliates shall cease manufacturing the Martek Product and the AHPC Formulaid Product; provided, however, that, Licensee and its Affiliates may continue to distribute the Martek Product or the AHPC Formulaid Products manufactured prior to such date if, to the extent lawful, Licensee continues to make payments under Section 4.1 with respect to such AHPC Formulaid Products and otherwise continues to comply with the terms and conditions of this Agreement. Notwithstanding the preceding, upon the earlier to occur of (i) the sale by Licensee and its Affiliates of all of their inventory of AHPC Formulaid Products manufactured prior to the date of the termination of this Agreement or (ii) the date which is six months after the date of the termination of this Agreement, Licensee and its Affiliates shall cease all use of the Technology, sale of the Martek Product or AHPC Formulaid Product and use of the Trademark and Licensee and its Affiliates shall have no further rights under this Agreement. This Section 3.6 shall, not apply in the event this Agreement expires pursuant to Section 3.1 of this Agreement.
     Section 3.7. Other Rights and Remedies. Unless another provision of this Agreement specifically provides to the contrary, the rights of termination as herein provided shall be in addition to all other rights and remedies which either party may have to enforce this Agreement or to secure damages for the breach hereof, and the exercise of any right of termination as herein provided by either party shall not relieve the other of any of its obligations under this Agreement accruing prior to the effective date of termination, including, but not limited to, the obligation to pay fees and Royalties pursuant to Section 4.1 or to render reports with respect thereto.
ARTICLE IV.
PAYMENTS BY LICENSEE
     Section 4.1. Fees and Royalties. Licensee shall pay Licensor as compensation for the license and other rights granted hereby:
     (i) During the term described in Section 4.1(iii)(A) below, a royalty payment (the “Royalty”) in an amount equal to [ * ] of the greater of (A) the cost of goods sold applicable to the AHPC Formulaid Product, as
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determined using generally acceptable accounting principals and methodologies reflected on Licensee’s audited annual financial statements and as mutually agreed to by Licensor and Licensee (the “Cost of Goods Sold”), or (B) the amount received by Licensee or its Affiliates from the sale for value of each AHPC Formulaid Product to Third Parties, which amount received by Licensee or its Affiliates shall not be reduced by taxes assessed on income from such sales but shall not include: normal returns and allowances actually paid or allowed by Licensee or its Affiliates; customary discounts, whether cash or trade; rebates; and sales and other taxes based on the sales prices of the AHPC Formulaid Product whether or not absorbed by Licensee or its Affiliates (the “Sales Price”).
     (ii) During the term described in Section 4.1(iii)(B) below, a Royalty in an amount equal to [ * ] of the greater of (A) the Cost of Goods Sold applicable to the AHPC Formulaid Product, or (B) the Sales Price of each AHPC Formulaid Product to Third Parties.
     (iii)(A) As to each country in which the AHPC Formulaid Product is sold or otherwise distributed for consumer use, for a term of ten (10) years after the first commercial introduction of the AHPC Formulaid Product in such country; provided, however, that if a patent is obtained with respect to the Technology or the Martek Product in such country prior to the twenty-fifth (25th) anniversary of the date of first commercial introduction of the AHPC Formulaid Product in. such country, for an additional term beginning on the date of the issuance of such patent and ending on the earlier of (A) the date of the expiration, lapse or invalidation of such patent and (B) the twenty-fifth (25th) anniversary of the date of the first commercial introduction of the AHPC Formulaid Product in such country.
     (iii)(B) As to each country in which the AHPC Formulaid Product is sold or otherwise distributed for consumer use, for such additional period of time following the period described in Section 4.1(iii)(A) above, if any, and ending on the twenty-fifth (25th) anniversary after the’ first commercial introduction of the AHPC Formulaid Product in such country.
     Licensor shall be responsible for all taxes levied on account of any payment accruing under this Agreement that constitutes income taxable to Licensor. If provision is made in law or regulation for withholding, such tax shall be deducted from any royalty payment then due, paid to the proper taxing authority and receipt for payment of the tax secured and promptly sent to Licensor.
     Section 4.2. Manner of Royalty Payment. The Royalties provided for herein shall accrue and be payable in the national currency of the country where the sale
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on which payment is based was made and shall be paid to Licensor within sixty (60) days following the end of each calendar quarter in which the Royalty is earned, provided that:
     (i) if law or regulation permits the conversion of such currency into U.S. currency, the same shall be converted into the equivalent value in U.S. currency at a rate of exchange equal to the average applicable rate of exchange over the first thirty (30) days following the end of the applicable calendar quarter and paid in U.S. currency to Licensor at the place of payment;
     (ii) if the conversion into and/or remittance of U.S. currency is subject to administrative authorization, Licensee shall take appropriate action with the competent authorities and diligent efforts applied to obtain such authorization so as to pay the Royalty in U.S. currency within the time stipulated for payment of the Royalty;
     (iii) if by enforceable law, regulations or fiscal policy of a country, conversion into or transfer of U.S. currency is restricted or forbidden, notice thereof in writing will be given to Licensor and payment of the Royalty shall be made through such lawful means or method as Licensor may designate at Licensee’s expense. Failing the designation by Licensor of such lawful means or method as aforesaid within a period of sixty (60) days after the aforementioned notice is given to Licensor, the payment of such Royalty by Licensee shall be made by the deposit thereof in local currency to the credit of Licensor in a recognized banking institution designated by Licensor or if none be designated by it within the period of. sixty (60) days as aforesaid then in a recognized banking institution notified to Licensor.
     Section 4.3. Reimbursement of Expenses. Licensee agrees to pay to Licensor, in addition to the amounts specified in Section 4.1 above, all reasonable traveling, living and out-of-pocket expenses for services rendered by Licensor pursuant to Section 2.5 of this Agreement which are considered in determining whether Licensor’s officers and other employees have performed [ * ] hours of service under such Section.
     Section.4.4. Commercialization and Other Expenses. Licensee and its Affiliates shall pay all expenses for the commercialization of the AHPC Formulaid Product. Licensee shall compensate Licensor for any samples of the Martek Product reasonably requested by Licensee at a reasonable price to be agreed upon by Licensor and Licensee pursuant to good faith negotiation. For purposes of the preceding sentence, “samples” shall mean quantities which are requested by Licensee or its Affiliates for research, development or testing purposes and not requested for the purpose of incorporation thereof into a AHPC Formulaid Product which is to be distributed to Third Parties.
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ARTICLE V
REPRESENTATIONS AND WARRANTIES
     Section 5.1. Licensor’s Representations and Warranties. Licensor represents and warrants to the Licensee as follows:
          (i) Exhibit II sets forth a complete and accurate list of the Licensed Patents as of the date of this Agreement.
          (ii) Licensor has all necessary corporate power and authority to enter into this Agreement, perform its obligations hereunder and license the Technology and the Martek Product pursuant to the terms of this Agreement. Licensor’s performance under this Agreement does not conflict with any other contract to which Licensor is bound.
          (iii) Licensor has, prior to the date of this Agreement, informed Licensee of all Third Party patents relevant to the Technology or the Licensed Patents and known to Licensor.
          (iv) Licensor has recently become aware of European Patent EP—B-231904 of Milupa (the “Milupa Patent”) and European Patent EP-B-2223960 of Lion Corporation (the “Lion Patent”), which currently are under study. With the exception of the Milupa Patent and the Lion Patent, at the time of this Agreement, Licensor has no actual knowledge of the existence of other patents which would be infringed by the commercial exploitation, by Licensee or its Affiliates, of the Technology, the Martek Product or the Licensed Patents.
     SECTION 5.2. DISCLAIMERS. (I) LICENSOR HEREBY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE MARTEK PRODUCT OR THE TECHNOLOGY AND ANY OTHER WARRANTY OR WARRANTIES RELATING THERETO AND NOT EXPRESSLY SET FORTH IN THIS AGREEMENT, AND LICENSOR DISCLAIMS ANY LIABILITY FOR CONSEQUENTIAL DAMAGES RELATING TO THE USE, MANUFACTURE, DISTRIBUTION, MARKETING, OR SALE OF THE TECHNOLOGY, THE MARTEK PRODUCT OR THE AHPC FORMULAID PRODUCT. LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES THAT THE TECHNOLOGY OR THE MARTEK PRODUCT IS USABLE WITH THE AHPC FORMULAID PRODUCT OR THAT THE TECHNOLOGY OR THE MARTEK PRODUCT CAN BE INCORPORATED SAFELY INTO THE AHPC FORMULAID PRODUCT. LICENSOR SHALL NOT BE LIABLE FOR DAMAGES RESULTING FROM ANY IMPROVEMENTS OR
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MODIFICATIONS TO THE TECHNOLOGY OR THE MARTEK PRODUCT WHICH ARE NOT APPROVED AND ACKNOWLEDGED SPECIFICALLY BY LICENSOR AS BEING PROPRIETARY TO LICENSOR OR RESULTING FROM ANY SALE, MANUFACTURE OR USE OF THE AHPC FORMULAID PRODUCT.
     (II) LICENSOR HEREBY DISCLAIMS ANY WARRANTY THAT THE TECHNOLOGY, THE MARTEK PRODUCT OR THE LICENSED PATENTS ARE FREE FROM INFRINGEMENT BY THIRD PARTIES, EXCEPT AS SET FORTH IN SUBSECTION 5.1(IV). LICENSOR FURTHER DISCLAIMS ANY WARRANTY RELATING TO THE PATENTABILITY OF, OR THE VALIDITY OF ANY PATENTS RELATING TO, THE TECHNOLOGY OR THE MARTEK PRODUCT AND MAKES NO REPRESENTATIONS WHATSOEVER WITH REGARD TO THE SCOPE OF ANY SUCH PATENTS OR EXCEPT AS SET FORTH IN SUBSECTION 5.1(IV), THAT SUCH PATENTS MAY BE COMMERCIALLY EXPLOITED WITHOUT INFRINGING OTHER PATENTS.
     IT IS HEREBY ACKNOWLEDGED AND AGREED THAT IT SHALL BE LICENSEE’S, AND NOT LICENSOR’S, OBLIGATION TO DETERMINE THE SAFETY AND UTILITY OF THE MARTEK PRODUCT AS IT RELATES TO INFANT FORMULA PRODUCTS.
     Section 5.3. Manufacturing Standards. During the course of this Agreement, in the event Licensor elects to manufacture the Martek Product hereunder, Licensor shall advise Licensee of any proposed change contemplated by Licensor associated with the manufacturing processes, including the source of supply of all materials utilized by Licensor in the manufacture of the Martek Product and the specifications and controls utilized in the manufacturing process therefor. In the event Licensor elects to manufacture the Martek Product hereunder, Licensor shall manufacture the Martek Product in accordance with applicable Technology meeting all agreed upon specifications in accordance with good manufacturing practices and such manufacturing, quality control, safety and handling procedures and standards as may be mutually agreed upon in writing by the parties or required by applicable governmental regulation. In order to ascertain compliance with the provisions of this Section 5.3, Licensee may inspect and/or audit the facilities, processes records and other facets employed by Licensor in the manufacturing, processing, testing and storage of the Martek Product. Such inspection/audit will be conducted to ensure compliance with all pertinent acts, regulations, and guidelines promulgated by the federal Food and Drug Administration and other relevant regulatory bodies. Any such inspection by Licensee shall not relieve Licensor of its obligations to manufacture according to the agreed upon requirements and specifications.
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Licensor hereby undertakes to use reasonable efforts to have a provision containing covenants similar to those made by Licensor in this Section 5.3 included in any agreement between Licensor and a Third Party relative to the manufacture of the Martek Product by such Third Party for Licensee and Licensee shall be a third party beneficiary of any such promise by any such Third Party; provided, however, that a failure by such Third Party to discharge its obligations under such an agreement shall not constitute a breach by Licensor of this Agreement and shall not otherwise, in and of itself, give Licensee a right to receive damages from Licensor. Nothing in this Section 5.3 shall be construed as a warranty concerning the merchantability, fitness for a particular purpose or safety of the Technology, the Martek Product or the AHPC Formulaid Product.
     Section 5.4. License’s Representations and Warranties. Licensee represents and warrants to the Licensor as follows:
          (i) The execution and delivery of this Agreement and the performance by Licensee of the transactions contemplated hereby have been duly authorized by all necessary corporate actions.
          (ii) The performance by Licensee of any of the terms and conditions of this Agreement will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it or its Affiliates is a party.
ARTICLE VI
LICENSEE’S COVENANTS
     Section 6.1. Compliance with Law, Regulatory Approval and Commercial Introduction. Licensee covenants and agrees that it and its Affiliates shall conduct all of their operations dealing with the Technology, the Martek Product and the AHPC Formulaid Product in material compliance with all applicable laws, regulations and other requirements which may be in effect from time to time, of all governmental authorities, in any jurisdiction in which, the AHPC Formulaid Product is sold. Licensee further covenants and agrees that it shall use its diligent efforts to obtain, at its expense and as soon as practicable, all necessary regulatory approvals with respect to the use, manufacture and sale of the AHPC Formulaid Product in the Territory and Licensee shall be responsible for performing all acts reasonably required for obtaining such approvals, including, but not limited to, the preparation of all necessary petitions or pre-market approval applications with regulatory agencies and the performance of all reasonably required tests and data preparation. Licensee promptly shall communicate to Licensor the details of all regulatory approvals and efforts to obtain such approvals in any jurisdiction in
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which approval for the AHPC Formulaid Product is sought by Licensee or its Affiliates.
     Section 6.2. Performance and Product Quality. Licensee covenants and agrees that it and its Affiliates shall exercise a reasonable standard of care in the testing, manufacturing, marketing, packaging, distribution and sale of the AHPC Formulaid Product. Licensee further covenants and agrees that it and its Affiliates shall maintain quality control, provide adequate tests of materials, provide quality workmanship, and do such other things as are reasonably required to assure high quality production of the AHPC Formulaid Product and, if Licensee elects to manufacture the Martek Product, to assure high quality development of the Martek Product. In this regard, and without limiting the applicability of the general indemnification provisions applicable to the representations, warranties and covenants made by the parties to this Agreement as provided in Article XI of this Agreement, Licensee hereby covenants and agrees to indemnify, defend and hold harmless Licensor and Licensor’s directors, officers, employees and agents from and against all claims, actions or causes of action (whether sounding in contract, negligence or strict liability), suits and proceedings and all loss, assessments, liability, damages, and expenses incurred in connection therewith (including reasonable attorneys’ fees) for which Licensor or its directors, officers, employees or agents may become liable or incur with respect to any product liability claim asserted against Licensee, its Affiliates, Third Parties or Licensor relating to the manufacturing, marketing, storage, packaging, distribution, sale or use of the AHPC Formulaid Product, unless such claim, damage or loss results from the negligent failure of Licensor to manufacture the Martek Product in accordance with specifications provided or approved by Licensee or results from any intentional wrongdoing of Licensor.
     Section 6.3. Licensee’s Record. Licensee covenants and agrees that, for as long as Royalties are due under this Agreement, Licensee will keep true and accurate records adequate to permit Royalties due to Licensor to be computed and verified, which records shall be made available upon prior written request by Licensor, during business hours, for inspection by an independent accountant who is reasonably acceptable to Licensee and who shall be bound by a confidentiality agreement with the Licensee, to the extent necessary for the determination of the accuracy of the reports made hereunder. For purposes of this Section 6.3, any of the six largest accounting firms in the United States shall be deemed reasonably acceptable to Licensee. Licensor shall bear the full cost of such inspection unless a discrepancy of five percent or greater of Royalties due hereunder is discovered by the accountant, in which case Licensee shall bear the full cost of the inspection.
     Section 6.4. Protection of Licensor’s Proprietary Interest. Licensee
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acknowledges and agrees that the Licensed Patents and the Martek Product are proprietary to Licensor, and Licensee hereby covenants and agrees that Licensee and its Affiliates shall not use the Technology or the Martek Product for any purpose not provided for hereunder, shall not challenge or cause any Affiliate or Third Party to challenge Licensor’s rights to the Technology, the Licensed Patents or the Martek Product or the rights therein of Third Parties who are licensees of the Technology, the Licensed Patents and/or the Martek Product, and Licensee and its Affiliates shall cooperate with Licensor in protecting Licensor’s rights to the Technology, the Licensed Patents and the Martek Product. The provisions of this Section 6.4 shall survive the termination or expiration of this Agreement, whether the termination is occasioned by the Agreement’s natural expiration pursuant to Section 3.1 of this Agreement or is earlier terminated pursuant to the other Sections of Article III of this Agreement.
     Section 6.5. United States Export Regulation. Licensee covenants and agrees that it and its Affiliates shall not knowingly export or re-export, directly or indirectly, the Technology, the Martek Product, or the AHPC Formulaid Product or any part or direct product thereof, to any country in violation of the United States Export Administration Regulations.
     Section 6.6. Product Development and Use. Licensee covenants and agrees that it and its Affiliates shall, throughout the term of this Agreement, use their diligent efforts to use and develop the Martek Product and/or the Technology with respect to the AHPC Formulaid Product in a way which is consistent with the parties’ objective of developing a final marketed product which has a polyunsaturated fatty acid composition effectively equivalent to that of human breast milk. This Section 6.6 shall not be construed to require all AHPC Formulaid Products to incorporate the identical quantities of the Martek Product or to incorporate the identical quantities of the Market Product as is contained in similar products sold by Third Parties under license from Licensor.
ARTICLE VII
ENHANCEMENTS
     Section 7.1. Improvements to Products. During the first year of this Agreement, Licensor covenants and agrees timely to notify Licensee (in accordance with its obligations to supply quarterly written reports to Licensee under Section 13.1 of this Agreement) of any improvements or modifications thereto and to make the relevant information and technology available as promptly as possible for use by Licensee in accordance with this Agreement. Licensee shall have the right to make improvements or modifications to the Technology or the Martek Product during the term of this Agreement, and, in the event Licensee makes any improvements or
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modifications to the Technology or the Martek Product, (i) Licensor shall during the term of this Agreement have a royalty free right to use such improvements or modifications, (ii) the Technology or the Martek Product as so improved or modified shall be subject to the terms of this Agreement, and (iii) Licensee shall give Licensor prompt written notice of any such improvement or modification.
ARTICLE VIII
PATENT PROSECUTION AND ENFORCEMENT
     Section 8.1. Patent Applications. Licensor has delivered to Licensee prior to the date of this Agreement all foreign patent applications reasonably relating to the Licensed Patents. The responsibility for the prosecution of, and the exclusive right to prosecute, such patent applications and the exclusive right to apply for patent applications in any and all jurisdictions shall be and remain with Licensor except as provided below. Licensor shall exercise all reasonable efforts in this regard. Licensor agrees to keep Licensee informed of the course of such patent prosecution.
     Section 8.2. Infringement Notice. Licensee shall notify Licensor promptly in writing of any infringement of any issued Licensed Patent or other interference with Licensor’s proprietary interests relating to the Technology or the Martek Product which becomes known to Licensee. If Licensor determines that a material infringement exists, Licensor shall communicate such determination to Licensee in writing and take prompt action to attempt to eliminate that infringement.
     Section 8.3. Infringement Action. If Licensor receives Licensee’s infringement notice under Section 8.2 of this Agreement and within a reasonable time thereafter Licensor is unsuccessful in eliminating the infringement, Licensor shall have the first right to bring, at its own expense, an infringement action against any Third Party within a reasonable time no longer than three (3) months from the date of Licensee’s notice of an infringement under Section 8.2 of this Agreement, and to use Licensee’s name in connection therewith. If the infringement materially and adversely affects Licensee’s and its Affiliates’ market share relating to the AHPC Formulaid Product and Licensor waives its right to bring such an infringement action in writing to Licensee or has not eliminated such infringement or initiated an infringement suit within five (5) months from the date of Licensee’s notice of infringement, Licensee, after notifying Licensor in writing, shall be entitled to bring such infringement action at its own expense. In the latter event, any sums recovered by Licensee in any such infringement action or in its settlement shall belong to Licensee; provided, however, that, for purposes of Section 4.1 of this Agreement, any damages attributable to loss of sales of the AHPC Formulaid Product shall be considered an amount received by Licensee or an Affiliate from the sale for value of
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the AHPC Formulaid Product in the period(s) to which such damages relate and Royalties thereon shall be deemed timely remitted by Licensee to Licensor hereunder if remitted to Licensor within sixty (60) days of the date on which such damages are received by Licensee and, in the case of settlement, Licensee shall reasonably and in good faith determine the portion of the settlement that represents compensation for loss of sales of the AHPC Formulaid Product and such portion shall be treated as if such portion were damages attributable to loss of sales of the AHPC Formulaid Product. The party conducting such action shall have full control over its conduct, including settlement thereof. Regardless of which party brings the suit, Licensor and Licensee shall assist one another and cooperate in any such litigation at the other’s request.
     Section 8.4. Defense of Infringement Actions. Licensor and Licensee hereby acknowledge and agree that each party shall be responsible for defending, at its own expense, any infringement action brought against such party by any Third Party, and Licensor and Licensee agree reasonably to cooperate with the other in any such defense and in responding’ to any threatened infringement action; provided, however, that, if Licensee is obligated to pay a royalty to a Third Party relative to use or sale of the AHPC Formulaid Product in excess of [ * ] of the Sales Price of the AHPC Formulaid Product {based upon an opinion of counsel reasonably acceptable to Licensor that Licensee would infringe a patent or other proprietary interest of such Third Party in the absence of such a royalty payment), then the Royalty payable to Licensor under Section 4.1 (iii) of this Agreement shall be reduced with respect to sales of the AHPC Formulaid Product in the jurisdiction(s) with respect to which such royalties to such Third Party relate from [ * ] or, if applicable, the Royalty payable to Licensor under Section 4.1 (iv) of this Agreement shall be reduced with respect to sales of the AHPC Formulaid Product in the jurisdiction(s) with respect to which such royalties to such Third Party relate from [ * ], during any period such a royalty to such a Third Party is paid.
ARTICLE IX
ASSIGNMENT
     Section 9.1. Assignment. This Agreement and the rights granted hereunder shall not be assignable, in whole or in part, by Licensee, nor shall its obligations hereunder be delegated, without the prior written consent of Licensor; provided, however, that this prohibition against assignment shall not apply to an assignment to an Affiliate or an assignment in connection with the transfer of a substantial portion of Licensee’s business or its merger or consolidation with another company if Licensee promptly notifies Licensor of any such assignment,. merger or consolidation. Licensor may assign its rights under this Agreement freely and
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without Licensee’s consent. Licensor shall be entitled to delegate its obligations hereunder only with the prior written consent of Licensee, which consent may not unreasonably be withheld, until the date on which the Martek Product can be produced at commercial volumes and costs, which date will be deemed to have occurred upon the first commercial introduction of the AHPC Formulaid Product anywhere in the world. After the Martek Product can be produced at commercial volumes and costs, Licensor shall be entitled to delegate any or all of its obligations, if any, hereunder without the consent of Licensee.
ARTICLE X
PARTIES’ RELATIONSHIP
     Section 10.1. Relationship Between Parties. Neither party to this Agreement shall have the power to bind the other by any guarantee or representation that either party may give, or in any other respect whatsoever, or to incur any debts or liabilities in the name of or on behalf of the other party, and for purposes of this Agreement, the parties hereto hereby acknowledge and agree that they shall not be deemed partners, joint venturers, or to have created the relationship of agency or of employer and employee between the parties.
ARTICLE XI
INDEMNITY
     Section 11.1. Indemnity. Licensee shall indemnify, defend and hold harmless Licensor and Licensor’s directors, officers, employees and agents from and against all claims, actions or causes of action (whether sounding in contract, negligence or strict liability), suits and proceedings and all loss, assessments, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys’ fees) for which Licensor or its directors, officers, employees or agents may become liable or incur or be compelled to pay and arising out of a breach of any of the Licensee’s covenants, representations and warranties contained herein, except in the event such claim is the result of the negligent failure of Licensor to manufacture the Martek Product in accordance with specifications provided or approved by Licensee, results from any intentional wrongdoing by Licensor, or results from Licensor’s failure to fulfill its obligations under Section 5.3 of this Agreement.
     Licensor shall indemnify, defend and hold harmless Licensee, its Affiliates, and Licensee’s and its Affiliates’ directors, officers, employees and agents from and against all claims, actions or causes of action, suits and proceedings and all loss, assessments, liability, damages, costs and expenses incurred in connection therewith
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(including reasonable attorneys’ fees) for which Licensee, its Affiliates or the directors, officers, employees or agents of either of them may become liable or incur or be compelled to pay and arising out of a breach of any of the Licensor’s covenants, representations and warranties contained herein.
     The indemnifications provided in this Agreement, including that provided in this Article and in Section 6.2 of this Agreement, shall survive the termination of this Agreement, whether the termination is occasioned by the Agreement’s expiration pursuant to Section 3.1 of this Agreement or is earlier terminated pursuant to the other Sections of Article III of this Agreement.
ARTICLE XII
CONFIDENTIALITY
     Section 12.1. Disclosure of Information. All the Technology and all other information exchanged by the parties pursuant to, and in execution of their obligations and in exercise of their rights under, this Agreement shall be deemed confidential. Licensor and Licensee acknowledge and agree that the value of the Technology and the Martek Product is based, to a large extent, on maintaining the confidentiality of the Technology and the Martek Product and preventing any unauthorized dissemination to or use by Third Parties of information relating to the Technology or the Martek Product. Disclosure of confidential and proprietary information hereunder, whether orally or in written form, shall be safeguarded by the recipient and shall not be disclosed to Third Parties and shall be made available only to the receiving party’s employees or other agents who have a need to know such information for purposes of performing the party’s obligations, or for purposes of exercising the party’s rights, under this Agreement, and such employees or other agents shall have a legal obligation to the employer or principal, as applicable, not to disclose such information to Third Parties. Each party shall treat any and all such confidential information in the same manner and with the same protection as such party maintains its own confidential information. These mutual obligations of confidentiality shall not apply to any information to the extent that such information: (i) is or later becomes generally available to the public, such as by publication or otherwise, through no fault of the receiving party; or (ii) is obtained from a Third Party having the legal right to make such a disclosure. Licensee or its Affiliates shall not remove from any communications or other documents delivered by Licensor to Licensee or its Affiliates any proprietary notices affixed thereto by Licensor.
     Without the written approval of the other party hereto, Licensor and Licensee shall not be permitted to disclose the fact, the nature and the terms of this Agreement and the transactions to be performed pursuant hereto to any Third
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Person; provided, however, that (i) Licensor and Licensee may disclose any otherwise confidential or proprietary information as and to the extent required by applicable law, including, but not limited to, any applicable disclosure requirements under the federal securities laws or regulations thereunder which arise by virtue of a public offering of the securities of Licensor upon prior written notice to the other party that the information is required to be disclosed under applicable law and following steps exercised upon the advice and consent, which consent may not unreasonably be withheld, of the other party to maintain the confidentiality of such information to the extent permissible under applicable law; (ii) Licensor and Licensee may disclose the fact and the terms of this Agreement to its attorneys and accountants; and (iii) Licensor may disclose the fact of this Agreement to its shareholders and potential investors.
     Licensee covenants and agrees that it and its Affiliates shall not disclose any information related to this Agreement, the Martek Product or the Technology to the Other Entities and Licensee represents and warrants that, for the purposes of this Section, the Other Entities operate independently of Licensee and its Affiliates. The exclusion of the Other Entities from the term “Affiliates” under this Agreement shall terminate and the Other Entities shall become Affiliates if and when any such Other Entity obtains information relating to this Agreement, the Martek Product or the Technology directly or indirectly from Licensee or its Affiliates.
     Section 12.2. Post-Termination Obligations. The mutual confidentiality obligations of the parties under the provisions of this Article XII shall survive the termination of this Agreement for a period of fifteen years. Unless this Agreement expires at a time after which Licensee is entitled to a fully paid, royalty free license to use the Technology and the Martek Product pursuant to Section 3.1 of this Agreement, at the termination of this Agreement, Licensee promptly shall return to Licensor all the Technology, microbial strains, Martek Product samples, documents, records, and all other property or documentation disclosed or delivered to Licensee or its Affiliates pursuant to this Agreement and then in existence, including all copies thereof, and each party shall destroy or promptly deliver to the other any documentary material in its possession created by the other during the course of this Agreement, and thereafter, which contains information about the other or information about matters and things in which the other has a proprietary interest that is not in the public domain, including notes, memoranda or correspondence, except that each party shall be permitted to retain one copy of any such documentation belonging to the other for archival purposes and only for archival purposes.
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ARTICLE XIII
MISCELLANEOUS
     Section 13.1. Free Flow of Information. Licensor and Licensee covenant and agree, except as prohibited by an enforceable arms’ length agreement with a Third Party which was not entered into for the purpose of inhibiting the free flow of information under this Section 13.1, promptly to share with the other all material information obtained by the Licensor or Licensee, or Licensee’s Affiliates concerning the progress of clinical and pre-clinical testing of the Technology and the Martek Product and adverse reaction data relating to the Technology and the Martek Product, and Licensor and Licensee shall provide to each other quarterly written reports disclosing the details of such information. Licensor and Licensee shall maintain the confidentiality of such information as required under Section 12.1 of this Agreement.
     Section 13.2. Dispute Resolution. Licensor and Licensee covenant and agree to use their diligent efforts to resolve any disputes that arise between them in the future and are related to this Agreement through negotiation and mutual agreement.
     Section 13.3. Force Majeure. Neither party to this Agreement shall be liable for damages due to delay or failure to perform any obligation under this Agreement if such delay or failure results directly or indirectly from circumstances beyond the control of such party. Such circumstances shall include, but shall not be limited to, acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of the government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable equipment or components, accident, fire, water damages, flood, earthquake, or other natural catastrophes.
     Section 13.4. Construction of Agreement. This Agreement shall be construed and the respective rights of the parties shall be determined under and pursuant to the laws of the State of Delaware, without regard to the principles of conflict of laws thereof.
     Section 13.5. Notices. Notices required under this Agreement shall be in writing and sent by registered mail or by facsimile transmission or hand delivery to the respective parties at the following addresses:
     Notices to Licensor:
Martek Biosciences Corporation
6480 Dobbin Road
Columbia, Maryland 21045
Telecopy: (410) 740-2985
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Attn: Henry Linsert, Jr.
     Notices to Licensee:
Dr. David Richards, M.D.
Wyeth-Ayerst Laboratories
555 East Lancaster Avenue
St. Davids, Pennsylvania 19087
Telecopy:
     With a copy to:
Larry J. McDermott
Wyeth-Ayerst Laboratories
555 East Lancaster Avenue
St. Davids, Pennsylvania 19087
Telecopy:
or to such other address as either party may designate by a notice given in compliance with this paragraph, and shall be deemed effective when received.
     Section 13.6. Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties hereto and there are no representations, warranties or covenants relative hereto, including those set forth in the Letter of Intent, which shall survive the execution of this Agreement unless fully set forth herein.
     Section 13.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No person, firm or corporation other than the parties hereto and their successors and permitted assigns shall derive rights or benefits under this Agreement.
     Section 13.8. Counterparts. This Agreement may be executed in counterparts.
ARTICLE XIV
WYETH-AYERST INTERNATIONAL, INC.
AS AGENT FOR LICENSEE
     Section 14.1. Licensee’s Appointment of Agent. Licensee hereby appoints the undersigned, WYETH-AYERST INTERNATIONAL, INC., an Affiliate, as its sole and exclusive agent during the term of this Agreement for the purpose of
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administering on its behalf the rights and obligations (except those pertaining to Patents) under this Agreement, including but not limited to, collection, receipt and payment of Royalties due Licensor and verification of reports and statements relating to the sale of the AHPC Formulaid Product.
     Section 14.2. Licensor’s Consent. Licensor hereby consents to the appointment of WYETH-AYERST INTERNATIONAL, INC., as the exclusive agent of Licensee as provided for in Section 14.1.
     Section 14.3. Termination of Agency. This agency appointment and Licensor’s consent thereto shall be revoked automatically upon the cessation of WYETH-AYERST INTERNATIONAL, INC.’s status as an Affiliate under this Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in their respective behalves as of the day and year first written above.

WITNESS/ATTEST:	MARTEK BIOSIENCES CORPORATION

/s/ Steve Dubin	By:	/s/ Henry Linsert Jr.

Print Name: Henry Linsert Jr.
Print Title: Chief Executive officer

WITNESS/ATTEST:	AMERICAN HOME PRODUCTS CORPORATION

/s/	By:	/s/ Bernard Canavan

Print Name: Bernard Canavan
Print Title: President
WYETH-AYERST INTERNATIONAL, INC.
WYETH-AYERST INTERNATIONAL, INC.
accepts the delegation as set forth in Article
XIV above.
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By:	/s/ David M. Olivier
Print Name:	David M. Olivier
Print Title:	President
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